UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 27, 2021

Immunome, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39580	77-0694340
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

665 Stockton Drive, Suite 300 Exton, Pennsylvania	19341
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 321-3700

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IMNM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 1, 2021, Immunome, Inc. (the “Company”) and Broadband Capital Partners LLC (“BCP”) agreed to extend to June 30, 2022 the term of BCP’s advisory services under the Second Amended and Restated Management Services Agreement, dated as of January 17, 2017, as amended.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 27, 2021, the Company held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) at 9:00 a.m. Eastern Time, as a virtual meeting conducted by live audio webcast over the Internet, at www.virtualshareholdermeeting.com/MNM2021, pursuant to notice duly given.

At the close of business on March 29, 2021, the record date of the Annual Meeting, there were 10,660,181 shares of common stock outstanding and entitled to vote. At the beginning of the Annual Meeting, there were 6,078,866 shares of common stock present at the Annual Meeting in person or by proxy, which constituted a quorum for the transaction of business.

The matters that were voted upon at the Annual Meeting, and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter are set forth below.

Proposal 1: Election of Class I Directors for a Three-Year Term Expiring in 2024

The following three nominees were elected to serve as Class I directors until the 2024 Annual Meeting of Stockholders of the Company and until their respective successors are elected and qualified, with the following votes tabulated:

	For	Withheld	Broker Non-Vote	Total
John L. LaMattina, Ph.D.	4,771,297	216,746	1,090,823	6,078,866
Michael Rapoport	4,792,295	195,748	1,090,823	6,078,866
Purnanand D.Sarma, Ph.D.	4,806,076	181,967	1,090,823	6,078,866

Proposal 2: Ratification of the Selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2021

The selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2021 was ratified, with the following votes tabulated:

For	Against	Abstain	Total
6,044,148	16,088	18,630	6,078,866

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOME, INC.

By:	/s/ Purnanand D. Sarma
Purnanand D. Sarma, Ph.D.
President and Chief Executive Officer

Dated: June 1, 2021